Other Financial Statement Disclosures	3 Months Ended
Mar. 31, 2012
Other Financial Statement Disclosures [Abstract]
Other Financial Statement Disclosures
Note 8 – Other Financial Statement Disclosures

Fair Values of Financial Instruments – The carrying amounts of the Company's cash and cash equivalents, trade receivables and trade payables approximated their fair values due to their short maturities.  As of March 31, 2012, the fair values of the Company's debt, which had an aggregate carrying value of $1.122 billion, approximated $1.268 billion.  Fair values of the Company's debt were estimated based on quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities (Level 2 inputs in the fair value hierarchy).

Supplemental Cash Flow Information – Accrued capital expenditures, which are excluded from capital expenditures in the Condensed Consolidated Statements of Cash Flows until settlement, totaled $44.3 million and $28.1 million at March 31, 2012 and 2011, respectively.  Interest capitalized in connection with rig construction projects totaled $6.7 million and $13.6 million in the first quarters of 2012 and 2011, respectively.

Income Taxes – Historically, the Company has conducted its foreign operations through its U.S. subsidiaries, which resulted in income tax at or near the U.S. statutory rate of 35%.  In late 2009, the Company began operating many of its foreign-based rigs through its international subsidiaries, and has asserted that such earnings are permanently invested abroad.  The Company does not provide deferred income taxes on undistributed foreign earnings considered to be permanently invested abroad.

In accordance with generally accepted accounting principles for interim reporting, the Company estimates its full-year effective tax rate and applies this rate to its year-to-date pretax income.  In addition, the Company separately calculates the tax impact of unusual items, if any.  For the three months ended March 31, 2012, the Company's consolidated effective tax rates applicable to income from continuing operations was a benefit of less than 1%, as compared to a provision of 8.8% for the first quarter of 2011.  The benefit in 2012 was principally the result of the current period amortization of tax benefit related to outbounding certain rigs into offshore subsidiaries in prior years, the 2011 sales of the Company's manufacturing and land drilling operations, whose earnings were subject to a 35% U.S. statutory rate, and a greater proportion of income expected to be earned in lower-tax foreign jurisdictions in 2012 as compared to 2011.

Material Charges and Other Operating Expenses – Material charges for the first quarter of 2012 included a $2.9 million impairment charge for the carrying value of steel, which was held for sale and classified in prepaid expenses and other current assets at March 31, 2012, to reflect the price to be received by the Company under a sale contract and $1.7 million of legal and consulting fees incurred in connection with the Company's redomestication (see Note 9).